Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY  THESE  PRESENTS:  That  the  undersigned,  a  director  or officer, or both, of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Robert S. Bloom, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign a Registration Statement on Form S-3, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the sale of up to 3,604,000 shares of common stock, $.10 par value, of Acxiom by certain selling stockholders, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 8th day of November, 2000.

                                                      Signed: /s/ Caroline Rook
                                                             Name: CAROLINE ROOK


IN WITNESS WHEREOF, I have hereunto set my hand as of this 18th day of July, 2000.

                                                     Signed: /s/ Dr. Ann H. Die
                                                         Name:    DR. ANN H. DIE

                                              Signed: /s/ William T. Dillard II
                                                  Name:    WILLIAM T. DILLARD II

                                                   Signed: /s/ Harry C. Gambill
                                                       Name     HARRY C. GAMBILL

                                                    Signed: /s/ Rodger S. Kline
                                                           Name: RODGER S. KLINE

                                      Signed: /s/ Thomas F. (Mack) McLarty, III
                                             Name: THOMAS F. (MACK) McLARTY, III

                                                  Signed: /s/ Charles D. Morgan
                                                         Name: CHARLES D. MORGAN

                                               Signed: /s/ Stephen M. Patterson
                                                      Name: STEPHEN M. PATTERSON

                                                     Signed: /s/James T. Womble
                                                           Name: JAMES T. WOMBLE